UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2006

PRICE COMMUNICATIONS CORPORATION
(Exact Name of Registrant
as Specified in Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-8309	13-2991700
(Commission File Number)	(IRS Employer Identification No.)

45 Rockefeller Plaza,
New York, New York	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 757-5600

n/a
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On July 25, 2006 Price Communications Corporation (the “Company”) issued a press release announcing that its shareholders approved its dissolution at the annual meeting of shareholders held on July 25, 2006. The press release also announced that Robert F. Ellsworth was re-elected as director of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits. The following documents are included as exhibits to this report:

99.1	Press release issued July 25, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICE COMMUNICATIONS CORPORATION
(Registrant)

Date:	July 26, 2006	By:	/s/ Kim I. Pressman

			Name:	Kim I. Pressman
			Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Press release issued July 25, 2006.